Share-Based Awards Plan	12 Months Ended
Dec. 31, 2017
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share-Based Awards Plan

19.    SHARE-BASED AWARDS PLAN

Baidu, Inc.

Incentive compensation plans

In December 2008, the Company adopted a share incentive plan (the “2008 Plan”), which provides for the granting of share incentives, including incentive share options (“ISOs”), restricted shares and any other form of award pursuant to the 2008 Plan, to members of the board, employees and consultants of the Company. However, the Company may grant ISOs only to its employees. The Company reserved 3,428,777 ordinary shares for issuance under the 2008 Plan, which will expire in the year 2018. The vesting schedule, time and condition to exercise options will be determined by the compensation committee. The term of the options may not exceed ten years from the date of the grant, except that five years is the maximum term of an ISO granted to an employee who holds more than 10% of the voting power of the Company’s share capital.

Under the 2008 Plan, share options are subject to vesting schedules varying from two to four years, the exercise price of an option may be amended or adjusted at the discretion of the compensation committee, the determination of which would be final, binding and conclusive. To the extent not prohibited by applicable laws or exchange rules, a downward adjustment of the exercise prices would be effective without the approval of the Company’s shareholders or the approval of the affected grantees. If the Company grants an ISO to an employee who, at the time of that grant, owns shares representing more than 10% of the voting power of all classes of the Company’s share capital, the exercise price cannot be less than 110% of the fair market value of the Company’s ordinary shares on the date of that grant.

Starting from February 15, 2006, the Company granted restricted Class A ordinary shares of the Company (“Restricted Shares”). Terms for the Restricted Shares are the same as share options except that Restricted Shares do not require exercise and have a two to four years vesting term.

Share options

The following table summarizes the option activity for the year ended December 31, 2017:

	Number of shares	Weighted average exercise price (US$)	Weighted average remaining contractual life (Years)	Aggregate intrinsic value (US$ in millions)
Share options
Outstanding, December 31, 2016	231,239	1,537.40	7.25	62
Granted	151,990	1,860.29
Exercised	(57,072)	1,177.53
Forfeited/Cancelled	(10,760)	1,691.10

Outstanding, December 31, 2017	315,397	1,752.90	7.83	186

Vested and expected to vest at December 31, 2017	266,234	1,729.96	7.67	163

Exercisable at December 31, 2017	100,197	1,500.53	5.82	84

The aggregate intrinsic value in the table above represents the difference between the Company’s closing stock price on the last trading day in 2017 and the exercise price.

Total intrinsic value of options exercised for the years ended December 31, 2015, 2016 and 2017 was RMB200 million, RMB143 million and RMB403 million (US$62 million), respectively. The total fair value of options vested during the years ended December 31, 2015, 2016 and 2017 was RMB149 million, RMB225 million and RMB195 million (US$30 million), respectively.

As of December 31, 2017, there was RMB592 million (US$91 million) unrecognized share-based compensation cost related to share options. That deferred cost is expected to be recognized over a weighted-average vesting period of 2.8 years. To the extent the actual forfeiture rate is different from the original estimate, actual share-based compensation costs related to these awards may be different from expectation.

The fair value of each option award was estimated on the date of grant using the Black-Scholes-Merton valuation model. The volatility assumption was estimated based on historical volatility of the Company’s share price applying the guidance provided by ASC 718. Assumptions of the expected term were based on the vesting and contractual terms and employee demographics. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant.

The following table presents the assumptions used to estimate the fair values of the share options granted in the years presented:

	For the years ended December 31
	2015	2016	2017
Risk-free interest rate	1.31%~1.36%	1.13%~1.47%	1.81%~2.08%
Dividend yield	—	—	—
Expected volatility range	40.04%~40.57%	38.91%~40.09%	35.99%~38.41%
Weighted average expected volatility	40.21%	39.37%	38.39%
Expected life (in years)	5.02~5.13	5.75~5.92	4.99~6.01

In addition, the Company recognizes share-based compensation expense net of an estimated forfeiture rate and therefore only recognizes compensation cost for those shares expected to vest over the service period of the award. The estimation of the forfeiture rate is primarily based on historical experience of employee turnover. To the extent the Company revises this estimate in the future, the share-based payments could be materially impacted in the year of revision, as well as in the following years.

The exercise price of options granted during the years ended December 31, 2015, 2016 and 2017 equaled the market price of the ordinary shares on the grant date. The weighted-average grant-date fair value of options granted during the years ended December 31, 2015, 2016, and 2017 was US$790.00, US$659.70, and US$747.45, respectively.

Restricted Shares

Restricted Shares activity for the year ended December 31, 2017 was as follows:

	Number of shares	Weighted average grant date fair value (US$)
Restricted Shares
Unvested, December 31, 2016	707,271	1,801.15
Granted	427,579	1,977.57
Vested	(178,138)	1,777.22
Forfeited/Cancelled	(137,042)	1,792.96

Unvested, December 31, 2017	819,670	1,899.37

The total fair value of the Restricted Shares vested during the years ended December 31, 2015, 2016 and 2017 was RMB701 million, RMB1.1 billion, RMB2.1 billion (US$317 million), respectively. The weighted-average grant-date fair value of the Restricted Shares granted during the years ended December 31, 2015, 2016, and 2017 was US$1,979.30, US$1,755.90, and US$1,977.57, respectively.

As of December 31, 2017, there was RMB5.3 billion (US$813 million) unrecognized share-based compensation cost related to Restricted Shares. That deferred cost will be recognized over a weighted-average vesting period of 2.9 years. To the extent the actual forfeiture rate is different from the original estimate, actual share-based compensation costs related to these awards may be different from expectation.

Subsidiaries-iQIYI

iQIYI also has equity incentive plans granting share-based awards. As of December 31, 2017, there was RMB476 million (US$73 million) unrecognized compensation cost related to non-vested share options granted by iQIYI to its employees and directors. That deferred cost will be recognized over a weighted-average period of 2.8 years and may be adjusted for future changes in estimated forfeitures.

The following table summarizes the share-based compensation cost recognized by iQIYI:

	For the years ended December 31,
	2015	2016	2017	2017
	RMB	RMB	RMB	US$
	(In millions)
Expensed as cost of revenues	6	9	35	5
Expensed as selling, general and administrative	21	30	131	20
Expensed as research and development	17	23	67	11

Subsidiaries-Others

Other subsidiaries apart from iQIYI also have equity incentive plans granting share-based awards. Total share-based compensation expenses recognized and unrecognized were insignificant, both individually and in aggregate, for all years presented.

The following table summarizes the total share-based compensation cost recognized by the Group:

	For the years ended December 31,
	2015	2016	2017	2017
	RMB	RMB	RMB	US$
	(In millions)
Expensed as cost of revenues	49	103	183	28
Expensed as selling, general and administrative	487	429	973	150
Expensed as research and development	851	1,228	2,088	321
Capitalized as part of internal-used software	1	—	—	—